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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 25, 2003






                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-14380                73-1173881
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)


                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported, the Audit Committee of the Board of Directors of CITGO Petroleum Corporation ("CITGO"), pursuant to its powers, selected KPMG LLP ("KPMG") on June 25, 2003 as the independent accountant of CITGO, effective immediately. KPMG is the current independent accountant for Petroleos de Venezuela, S.A., CITGO's ultimate parent.

During the years ended December 31, 2001 and 2002 and through June 25, 2003, CITGO did not consult KPMG with respect to the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on CITGO's consolidated financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," in all cases as contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K as promulgated by the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITGO PETROLEUM CORPORATION

                                         /s/ LARRY KRIEG
Date:  July 7, 2003                     ---------------------------------------
                                                    Larry Krieg
                                         Controller (Chief Accounting Officer)